UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2011

FITWAYVITAMINS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54204	27-0938396
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

c/o Chongquing Zhongbao Investment Group Limited Liability Company No. 7 Minsheng Road, Yuzhong District Chongqing The People’s Republic of China	400010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 023-86118735

                                                 N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

On March 10, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) of FITWAYVITAMINS, Inc. (the “Company”) decided to change its independent registered public accounting firm and, accordingly, dismissed De Joya Griffith & Company, LLC (“DJG”).  Also, effective March 10, 2011, the Audit Committee approved the engagement of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011, subject to Friedman’s completion of its client acceptance process.  On March 11, 2011, Friedman informed the Company that they had completed this process.

During the fiscal years ended October 31, 2010 and October 31, 2009, and the subsequent interim period through the date of the filing of this Current Report on Form 8-K, the Company had (i) no disagreements with DJG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to DJG’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

DJG’s reports on the Company’s financial statements for the fiscal years ended October 31, 2010 and October 31, 2009 do not contain any adverse opinion or disclaimer of opinion, nor are qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended October 31, 2010 and October 31, 2009, and the subsequent interim period through the date of the filing of this Current Report on Form 8-K, neither the Company nor anyone on its behalf has consulted with Friedman regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided DJG a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the Securities and Exchange Commission (the “SEC”) and requested that DJG furnish the Company with a letter addressed to the SEC stating whether or not DJG agrees with the above statements.  A copy of such letter, dated March 10, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:

16.1           Letter, dated March 10, 2011, of De Joya Griffith & Company, LLC.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FITWAYVITAMINS, INC.

Date: March 16, 2011	By:	/s/ Haoji Xia
Haoji Xia
Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary

3